

Investor Presentation

September 2011

US Ecology, Inc.

Safe Harbor

During the course of this presentation the Company will be making forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) that are based on our current expectations, beliefs and assumptions about the industry and markets in which US Ecology, Inc. and its subsidiaries operate. Because such statements include risks and uncertainties, actual results may differ materially from what is expressed herein and no assurance can be given that the Company will meet its 2011 earnings estimates, successfully execute its growth strategy, or declare or pay future dividends. For information on other factors that could cause actual results to differ materially from expectations, please refer to US Ecology, Inc.'s December 31, 2010 Annual Report on Form 10-K and other reports filed with the Securities and Exchange Commission. Many of the factors that will determine the Company's future results are beyond the ability of management to control or predict. Participants should not place undue reliance on forward-looking statements, reflect management's views only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Important assumptions and other important factors that could cause actual results to differ materially from those set forth in the forward-looking information include a loss of a major customer or contract, successful integration of Stablex Canada Inc., exposure to unknown liabilities resulting from the Stablex Canada Inc. acquisition, compliance with and changes to applicable laws, rules, or regulations, access to cost effective transportation services, access to insurance, surety bonds and other financial assurances, loss of key personnel, lawsuits, labor disputes, adverse economic conditions, government funding or competitive pressures, incidents or adverse weather conditions that could limit or suspend specific operations, implementation of new technologies, market conditions, average selling prices for recycled materials, our ability to replace business from recently completed large projects, our ability to perform under required contracts, our ability to permit and contract for timely construction of new or expanded disposal cells, our willingness or ability to pay dividends and our ability to effectively close and integrate future acquisitions.

Agenda

- Industry Overview
- US Ecology
  - Who we are
  - What we do
- Review of our Sites
- Financial Performance
- Growth Strategy
- Business Outlook
- Investment Highlights

US Hazardous Waste Market
Overview

- Estimated $5 billion per year market
- Landfill revenue represents 14% or $700 million of market
- Historically ~3.5M tons/year disposed
- Key Drivers
  - Regulatory
  - Commercial
  - Government





US Ecology, Inc.

US Ecology: Who We Are

- Provide safe, secure & cost-effective hazardous and radioactive materials solutions
- Own & operate hazardous and radioactive waste landfills
- Large, loyal customers
- Serving industry and government for over 50 years

What We Do







Transportation
- Transportation Logistics support
- 234 Company Owned railcars
- Trucking coordination
- Cross Border Expertise

Treatment
- Stabilization
- Proprietary Treatment
- Solidification
- Encapsulation
- Thermal Recycling

Disposal
- 4 North American hazardous waste landfills
- Class A, B, and C radioactive waste landfill

Leading Provider of Hazardous and Radioactive Disposal



- **29% Share of North American Hazardous Waste Market**
  - Operate 4 of 20 sites
- **Monopoly Radioactive Waste Disposal Site for 11 Northwest States**
  - Operate 1 of only 3 active commercial radioactive sites in country

● Competing hazardous waste landfills

Grand View, Idaho

- "Hybrid" site accepts low-activity radioactive and hazardous waste
- Specializes in high volume treatment or direct disposal projects
- Rail and truck served
- Decades of permitted capacity





Robstown, Texas

- Well situated in large Gulf Coast oil and gas market
- Specializes in difficult to treat waste streams
- Added significant waste handling infrastructure in 2010
- Rail and truck served
- 10+ years of permitted capacity


CAT



US Ecology, Inc.

Texas Thermal Recycling

- Recycles refinery tank bottoms, cracking catalyst & other oil bearing wastes
  - Industrial reuse of catalyst
  - Used oil resold into market
- Key advantage: Internalize costs of recycling residuals: ash & liquids
- Constructing new catalyst handling system





US Ecology, Inc.

Beatty, Nevada

- Great desert location serving large CA/AZ market
- Specializing in containers and difficult to treat waste streams
- State-of-the-art treatment building with high capacity drum handling capability
- New disposal space constructed – March of 2011
- 10+ years of permitted capacity





Richland, WA

- Regulated monopoly for low-level radioactive waste in 11 western states
- Market pricing for certain naturally occurring radioactive material
- Generates strong cash flow, limited growth potential


FR-9



Blainville, Quebec

- Acquired October 2010
- Provides access to NE U.S. and Canada markets
- Superb natural conditions for disposal
- High proportion of Base business
- State-of-the-art treatment building and proprietary process


EPIC
EPIC



Annual Revenue and EBITDA Trend



Revenue
millions
$200
$160
$120
$80
$40
$-
2006
2007
2008
2009
2010
T&D Rev
Transportation Rev



EBITDA
millions
$50
$40
$30
$20
$10
$-
2006
2007
2008
2009
2010

US Ecology, Inc.

Q2 2011 Highlights

- Q2 '11 compared favorably to Q2 '10
  - 99% increase in total revenue
  - 104% increase in operating income
  - 102% increase in net income
- Waste volumes disposed increased 79% (40% ex-Stablex)
  - 215,000 tons vs. 120,000 tons
- Stablex integration substantially complete, was accretive to earnings in Q2 '11
- Strong performance across U.S. Operations, notably:
  - Gulf Coast Oil & Gas Markets – Thermal Recycling services
  - Private cleanup
  - So. California industrial markets

Q2 2011 Highlights

- **Quarterly Revenue**
  - Total revenue up 75%; 29% increase excluding Stablex
  - Base business up 67% from Q2 '10, up 16% excluding Stablex
  - Event business up 101% from Q2 '10, 58% excluding Stablex
  - Average Selling price up 7%



Revenue
Millions
$40
$30
$20
$10
$0
Q2 '10
Q2 '11
USE
Stablex

*Includes transportation services

Q2 2011 Highlights (con't)

- **Quarterly Earnings**
  - Operating income up 104%
  - EBITDA up 103%
  - Net income up 102%
  - Earnings per share was $0.26, up 102%
    - Up 92% without foreign currency gain



Profitability Metrics
Millions
$13
$12
$11
$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
Q2 '10
Q2 '11
Operating Income
EBITDA
Net Income

USEcology, Inc.

H1 2011 Highlights

- **Year-to-Date Revenue**
  - Total revenue up 87%; 39% increase excluding Stablex
  - Base business up 69% from H1 '10, up 18% excluding Stablex
  - Event business up 73% from Q2 '10, 35% excluding Stablex
  - Waste volumes disposed increased 73% (34% ex-Stablex)
    - 414,000 tons vs. 239,000 tons
  - Average Selling price up 4%



Revenue
$75
$60
$45
$30
$15
$0
Millions
H1'10
H1'11
USE
Stablex

*Includes transportation services

H1 2011 Highlights (con't)

- **Year-to-Date Earnings**
  - Operating income up 82%
  - EBITDA up 86%
  - Net income up 93%
  - Earnings per share was $0.44, up 91%
    - Up 70% without foreign currency gain



Profitability Metrics
$25
$20
$15
$10
$5
$0
Millions
H1 '10
H1 '11
Operating Income
EBITDA
Net Income

Growth Strategy

Drive volume thru pricing and bundling services → Expand waste handling infrastructure → Modify permits → Develop new services → Aggressively manage costs → Execute on our acquisition strategy → Generate sustainable increases in EPS and cash flow



US Ecology, Inc.

Business Outlook

- Raised earnings guidance 9% to $0.82 to $0.90 per diluted share
  - Revised guidance represents EPS growth of 30% to 43% over 2010 results adjusted for Fx
  - Guidance excludes impacts from foreign currency gains/losses and integration/business development cost
- Expect 2nd half of 2011 to be stronger than 1st half in all sectors
- Stablex expected to contribute to full year earnings

US Ecology Investment Highlights

Why Invest in US Ecology (ECOL)

- Industry leader with almost 1/3 of total disposal market
- Markets for our services are improving
- Unique and irreplaceable set of disposal assets with high barriers to entry
- High operating leverage creates significant earnings upside as volumes increase
- Return on invested capital: 11.6% ttm
- Attractive dividend yield of nearly 4.3%
- Strong balance sheet with available borrowing capacity
- Acquisitions part of future growth strategy



US Ecology, Inc.